Exhibit 10.2

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Third Amended and Restated Credit Agreement (this "Second Amendment") is made as of September 10, 2018, by and among GLOBAL OPERATING LLC, a Delaware limited liability company ("OLLC"), GLOBAL COMPANIES LLC, a Delaware limited liability company ("Global"), GLOBAL MONTELLO GROUP CORP., a Delaware corporation ("Montello"), GLEN HES CORP., a Delaware corporation ("Glen Hes"), CHELSEA SANDWICH LLC, a Delaware limited liability company ("Chelsea LLC"), GLP FINANCE CORP., a Delaware corporation ("Finance"), GLOBAL ENERGY MARKETING LLC, a Delaware limited liability company ("GEM"), GLOBAL CNG LLC, a Delaware limited liability company ("CNG"), ALLIANCE ENERGY LLC, a Massachusetts limited liability company ("Alliance"), CASCADE KELLY HOLDINGS LLC, an Oregon limited liability company ("Cascade") and WARREN EQUITIES, INC., a Delaware corporation ("Warren" and, collectively with  OLLC, Global, Montello, Glen Hes, Chelsea LLC, Finance, GEM, CNG, Alliance and Cascade, the "Borrowers" and each individually, a "Borrower"),  GLOBAL PARTNERS LP, a Delaware limited partnership (the "MLP"), each "Lender" (as such term is defined in the Credit Agreement referred to below) (collectively, the "Lenders" and each individually, a "Lender") party hereto, and Bank of America, N.A. as Administrative Agent (as such term is defined in the Credit Agreement), amending certain provisions of that certain Third Amended and Restated Credit Agreement dated as of April 25, 2017 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrowers, the MLP, the Lenders, the Administrative Agent, the Swing Line Lender, the L/C Issuers, the Alternative Currency Fronting Lender, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A. as Co-Syndication Agents and Citizens Bank, N.A., Societe Generale, BNP Paribas and The Bank of Tokyo-Mitsubishi UFJ, Ltd. NY Branch, as Co-Documentation Agents.  Capitalized terms used herein without definition and which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Loan Parties, the requisite Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement, all as provided more fully herein below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Amendment to Section 2.06 of the Credit Agreement.   Section 2.06(c) of the Credit Agreement is hereby amended by deleting Section 2.06(c) in its entirety and restating it as follows:

(c)Upon the incurrence or issuance by any Loan Party or any of its Subsidiaries of any Indebtedness (other than Indebtedness expressly permitted to be incurred or issued pursuant to (x) Sections 7.03(a), (c), (d), (e), (f), (g) or (h) hereof or (y) Section 7.03(b) hereof to the extent the proceeds thereof are being used to refinance, redeem or repurchase other Indebtedness which was permitted to be incurred hereunder), the Borrowers shall prepay an aggregate principal amount of the Revolver Loan equal to 100% of all Net Cash Proceeds received therefrom immediately upon receipt thereof by the applicable Loan Party or such Subsidiary, provided, no reduction of the Aggregate Revolver Commitment shall occur as a result thereof.

§2.Conditions to Effectiveness. This Second Amendment will become effective as of the date hereof upon receipt by the Administrative Agent of the fully executed counterparts of this Second Amendment (including the Ratification of Guaranty hereto by the Guarantors) executed by the Loan Parties, the Administrative Agent and the Lenders.

§3.Representations and Warranties; No Default.  Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this Second Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.  Each of the Loan Parties hereby certifies to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and is continuing as of the date hereof.

§4.Ratification,  Etc.  Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this Second Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.  This Second Amendment shall constitute a Loan Document.

§5.No Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuers, the Swing Line Lender, the Alternative Currency Fronting Lender, the Syndication Agent, the Co-Documentation Agents or the Lenders consequent thereon.

§6.Counterparts.  This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. "pdf" or "tif") shall be effective as delivery of a manually executed counterpart of this Agreement.

§7.Governing Law.    THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a document under seal as of the date first above written.

GLOBAL OPERATING LLC

By:  Global Partners LP, its sole member

By:  Global GP LLC, its general partner

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

GLOBAL COMPANIES LLC

By:  Global Operating LLC, its sole member

By:  Global Partners LP, its sole member

By:  Global GP LLC, its general partner

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

GLOBAL MONTELLO GROUP CORP.

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

CHELSEA SANDWICH LLC

By:  Global Operating LLC, its sole member

By:  Global Partners LP, its sole member

By:  Global GP LLC, its general partner

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

GLEN HES CORP.

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

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GLP FINANCE CORP.

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

GLOBAL ENERGY MARKETING LLC

By:  Global Operating LLC, its sole member

By:  Global Partners LP, its sole member

By:  Global GP LLC, its general partner

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

ALLIANCE ENERGY LLC

By:  Global Operating LLC, its sole member

By:  Global Partners LP, its sole member

By:  Global GP LLC, its general partner

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

CASCADE KELLY HOLDINGS LLC

By:  Global Operating LLC, its sole member

By:  Global Partners LP, its sole member

By:  Global GP LLC, its general partner

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

GLOBAL CNG LLC

By:  Global Operating LLC, its sole member

By:  Global Partners LP, its sole member

By:  Global GP LLC, its general partner

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

WARREN EQUITIES, INC.

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

GLOBAL PARTNERS LP

By:  Global GP LLC, its general partner

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

bank of america, n.a.,  as
Administrative Agent

By:  /s/ Anthony W. Kell

Name:  Anthony W. Kell

Title:  Vice President

bank of america, n.a.,  as a Lender, L/C Issuer, Alternative Currency Fronting Lender and Swing Line Lender

By:  /s/ Christopher G. Dibiase

Name:  Christopher G. Dibiase

Title:    Director

JPMORGAN CHASE BANK, N.A.,  as a Lender, L/C Issuer and as Co-Syndication Agent

By:  /s/ Daniel Stampfel

Name:  Daniel Stampfel

Title:  Authorized Officer

wells fargo bank, n.a.,  as a Lender and Co-Syndication Agent

By:  /s/ Daniel M. Grondin

Name:  Daniel M. Grondin

Title:  Senior Vice President

citizens bank, N.A.,  as a Lender and Co-Documentation Agent

By:  /s/ Donald A. Wright

Name:  Donald A. Wright

Title:  Senior Vice President

societe generale,  as a Lender and Co-Documentation Agent

By:  /s/ Michiel V.M. Van Der Voort

Name:  Michiel V.M. Van Der Voort

Title:  Managing Director

bnp paribas,  as a Lender and Co-Documentation Agent

By:  /s/ Zachary Kaiser

Name:  Zachary Kaiser

Title:  Vice President

By:  /s/ Delphine Gaudiot

Name:  Delphine Gaudiot

Title:  Director

MUFG BANK, LTD. (formerly known as the bank of tokyo-mitsubishi ufj, ltd.),  as a Lender and Co-Documentation Agent

By:  /s/ Richard J. Wernli

Name:  Richard J. Wernli

Title:  Managing Director

bmo harris financing, inc.,  as a Lender

By:  /s/ Matthew Davis

Name:  Matthew Davis

Title:  Director

credit agricole corporate and investment bank,  as a Lender

By:  /s/ Zali Win

Name:  Zali Win

Title:  Managing Director

By:  /s/ Christine Jang

Name:  Christine Jang

Title:  Senior Associate

COOPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:  /s/ Chung-Taek Oh

Name:  Chung-Taek Oh

Title:  Executive Director

By:  /s/ Chan K. Park

Name:  Chan K. Park

Title:  Managing Director

santander bank, n.a.,  as a Lender

By:  /s/ Thomas F. McNamara

Name:  Thomas F. McNamara

Title:  Senior Vice President

By:  /s/ Jeffrey G. Millman

Name:  Jeffrey G. Millman

Title:  Regional Credit Manager

deutsche bank ag, new york branch,  as a Lender

By:  /s/ Chris Chapman

Name:  Chris Chapman

Title:  Director

By:  /s/ Shai Bandner

Name:  Shai Bandner

Title:  Director

td bank, n.a.,  as a Lender

By:  /s/ Vijay Prasad

Name:  Vijay Prasad

Title:  Senior Vice President

REGIONS BANK,  as a Lender

By:  /s/Katie Hammons

Name:  Katie Hammons

Title:  Assistant Vice President

RAYMOND JAMES BANK, N.A., as a Lender

By:  /s/ John Harris

Name:  John Harris

Title:  Managing Director

BARCLAYS BANK PLC, as a Lender

By:  /s/ Jake Lam

Name:  Jake Lam

Title:  Assistant Vice President

customers bank,  as a Lender

By:  /s/ James B. Daley

Name:  James B. Daley

Title:  Senior Vice President

WEBSTER BANK, NATIONAL ASSOCIATION,  as a Lender

By:  /s/ Samuel C. Pepe

Name:  Samuel C. Pepe

Title:  Vice President

PEOPLE'S UNITED BANK, national association, formerly PEOPLE'S UNITED BANK,  as a Lender

By:  /s/ Jeffrey Giunta

Name:  Jeffrey Giunta

Title:  Vice President

fifth third bank,  as a Lender

By:  /s/ James Holacka

Name:  James Holacka

Title:  Director/Vice President

keybank national association,  as a Lender

By:  /s/ Tad Stainbrook

Name:  Tad Stainbrook

Title:  Vice President

BLUE HILLS BANK,  as a Lender

By:  /s/ Kelley Keefe

Name:  Kelley Keefe

Title:  Senior Vice President

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (each a "Guarantor") hereby acknowledges and consents to the foregoing Second Amendment as of September 10, 2018, and agrees that each of (a) the Third Amended and Restated Guaranty dated as of April 25, 2017 (as amended and in effect from time to time, the "Guaranty") from each of Global Partners LP, Bursaw Oil LLC, Warex Terminals Corporation, Drake Petroleum Company, Inc., Puritan Oil Company, Inc. and Maryland Oil Company, Inc.; and (b) the Amended and Restated Guarantee dated as of April 25, 2017 (as amended and in effect from time to time, the "Canada Guaranty") from Global Partners Energy Canada ULC remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder and under each of the other Loan Documents to which such Guarantor is a party. Notwithstanding anything to the contrary contained herein, the parties hereto hereby acknowledge, agree and confirm that as of the date hereof, each of the Guaranty and the Canada Guaranty remains in full force and effect.

GLOBAL PARTNERS LP
By:  Global GP LLC, its general partner

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

BURSAW OIL LLC
By:  Alliance Energy LLC, its sole member
By:  Global Operating LLC, its sole member
By:  Global Partners LP, its sole member
By:  Global GP LLC, its general partner

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

GLOBAL PARTNERS ENERGY CANADA ULC

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

WAREX TERMINALS CORPORATION

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

DRAKE PETROLEUM COMPANY, INC.

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

PURITAN OIL COMPANY, INC.

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

MARYLAND OIL COMPANY, INC.

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel